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                       AIM VARIABLE INSURANCE FUNDS, INC.

                         AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                             AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                       AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                         AIM V.I. GROWTH AND INCOME FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                        AIM V.I. TELECOMMUNICATIONS FUND
                               AIM V.I. VALUE FUND

                         Supplement dated March 17, 2000
                    to the Prospectus dated February 16, 2000
                        as supplemented February 25, 2000
                               and March 13, 2000


The following supplement supercedes and replaces in its entirety the supplement dated March 13, 2000.

The following replaces in its entirety the section entitled "FUND MANAGEMENT - THE ADVISOR" on page 22 of the Prospectus:

        "THE ADVISORS

        A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of each fund's operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds. H.S. Dent Advisors, Inc. (Dent Advisors) serves as the subadvisor for AIM V.I. Dent Demographic Trends Fund, and is located at 6515 Gwin Road, Oakland, California 94611. Dent Advisors is responsible for providing the advisor with macroeconomic, thematic, demographic, lifestyle trends and sector research, custom reports and investment and market capitalization recommendations with respect to the fund. INVESCO Asset Management Limited (INVESCO) serves as the subadvisor for AIM V.I. Global Growth and Income Fund, and is located at 11 Devonshire Square, London, England EC2M4YR. INVESCO is responsible for providing the advisor with economic and market research, securities analysis and investment recommendations with respect to the fund. The advisor and INVESCO are affiliated.

             At a meeting held on March 7, 2000, the Board of Directors, including a majority of the independent directors, approved the termination of the subadvisory agreement between the Advisor and INVESCO, effective March 20, 2000. In approving such termination, the Board considered the nature and quality of services rendered and to be rendered by the Advisor and the Advisor's qualifications regarding its provision of the services previously provided by INVESCO.

             The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios,



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        including the funds, encompassing a broad range of investment objectives."

Effective March 20, 2000, the following replaces in its entirety the table under the section "FUND MANAGEMENT: PORTFOLIO MANAGERS - AIM V.I. GLOBAL GROWTH AND INCOME FUND" on page 23 of the Prospectus:

          o "Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

          o Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, Ms. Degan was a Senior Financial Analyst for Shell Oil Co. Pension Trust.

          o Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

          o A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.

          o Benjamin A. Hock, Jr., Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1994 to 1999, he was, among other offices, head of equity research at John Hancock Advisers, Inc.

          o Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

          o Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

          o Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1986.

          o Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1990."